EXHIBIT 99.9
                                    GUARANTY


     To induce Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), to sell to Benbow PCS Ventures, Inc. (the "Buyer") Adelphia's stock in Page Call, Inc. ("Page Call") pursuant to that certain Stock Purchase Agreement dated April 30, 1997, as amended, in exchange for, INTER ALIA, shares of the Buyer's Series A Redeemable Preferred shares, no par value, with such rights, preferences and privileges as described in EXHIBIT A hereto (the "Benbow Preferred Stock"), the undersigned Arch Communications Group, Inc. ("Arch" or the "Guarantor") hereby guarantees to Adelphia the payment and performance by the Buyer of all Buyer's obligations (the "Obligations") under the Benbow Preferred Stock and under the Exchange Agreement of even date herewith, between Adelphia and Buyer (the "Exchange Agreement") which Obligations shall be determined without regard to Buyer's inability to perform under the Benbow Preferred Stock or under the Exchange Agreement because of restrictions imposed by applicable law or for any other reason.

     The Guarantor also agrees: that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with the holders of the Benbow Preferred Stock (the "Holders") or anyone else; that Guarantor shall not be relieved or released of any of its obligations hereunder by reason of the inability or failure of the Buyer to perform under the Benbow Preferred Stock or under the Exchange Agreement because of restrictions imposed by applicable law; that the liability of the Guarantor hereunder is direct and unconditional and may be enforced without requiring the Holders first to resort to any other right, remedy or security; that the Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, unless and until all of the Obligations of the Buyer have been paid and performed in full; that if the Buyer or any Guarantor should at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by the Buyer or the Guarantor, any and all obligations of Guarantor shall, at the option of the Holders, forthwith become due and payable without notice; that if, after the expiration of 30 days after a petition in bankruptcy or insolvency or reorganization proceedings shall be commenced against the Buyer or the Guarantor, any and all obligations of the Guarantor shall, at the Holders' option, forthwith become due and payable without notice; that this Guaranty is a continuing Guaranty which shall remain effective while any of the obligations of the Buyer under the Benbow Preferred Stock or the Exchange Agreement shall be outstanding; that this Guaranty is a continuing Guaranty which shall remain effective during the term of the Benbow Preferred Stock and the Exchange
Agreement; that nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of the Buyer's obligations to the Holders as provided in the Benbow Preferred Stock and the Exchange Agreement; that any and all present and future debts and obligations of the Buyer to the Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of the Buyer to the Holders.

     In the event and each time that the Buyer becomes obligated to deliver shares of Common Stock to the holder or holders of the Benbow Preferred Stock shares in exchange for Benbow Preferred Stock, subject to the conditions set forth herein, and further subject to the conditions set forth in Articles III and IV of the Loan Agreement (the "Loan Agreement") of even date by and among the Guarantor, The Westlink Company II ("Westlink") and the Buyer, Arch shall issue such Common Stock and contribute such Common Stock to Westlink, and Westlink shall transfer such Common Stock to the Buyer. In the event that (i) the conditions set forth in Articles III and IV of the Loan Agreement have not been met and the Guarantor has not waived compliance with such conditions, or
(ii) Westlink is in breach of, or fails to give adequate assurance to the Guarantor of, the performance of its obligations under the previous sentence, or
(iii) the Guarantor otherwise determines in its sole discretion to do so, then the Guarantor shall instead issue such shares directly to Adelphia. All such shares of Common Stock shall be fully paid, nonassessable and free of preemptive rights.

     Adelphia represents, warrants and covenants as follows: The Common Stock transferred to Adelphia as described above shall be acquired by Adelphia not with a view to or in connection with any resale or distribution. Adelphia has had such opportunity as it has deemed adequate to obtain from the Guarantor such information as is necessary to permit Adelphia to evaluate the merits and risks of its acquisition of the Common Stock. Without limiting the generality of the foregoing, Adelphia acknowledges that the Guarantor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. Subject to the rights provided to Adelphia pursuant to the Registration Rights Agreement of even date herewith, Adelphia understands that the Common Stock transferred to Adelphia as described above will not be registered under the securities laws of the United States or any other jurisdiction and cannot be transferred or resold except as permitted pursuant to a valid registration statement or an applicable exemption from registration. Each time Adelphia acquires shares of Common Stock as described above, Adelphia shall be deemed to have reaffirmed, as of the date of such acquisition, the representations made in this paragraph. Adelphia understands that the certificate representing the Common Stock shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except pursuant to registration or an available exemption from registration under the Securities Act of 1933."

     So long as any Benbow Preferred Stock is issued and outstanding, the Guarantor shall reserve and maintain a sufficient number of shares of Common Stock for issuance and delivery upon exchange of all outstanding Benbow Preferred Stock. Upon the occurrence of each and every event requiring an adjustment in a Base Price (as defined in Section 3 of the Exchange Agreement), Arch shall provide such notice and information to Benbow as may be reasonably required in order to enable Benbow to provide a certificate of adjustment to each holder of Benbow Preferred Stock in the manner and time periods contemplated by Section 3(vi) of the Exchange Agreement.

     Adelphia, and any subsequent holder of the Benbow Preferred Stock by asserting any claim under the Guaranty, confirm and agree that the Guarantor may condition its payment and performance obligations under this Guaranty upon the simultaneous sale, transfer and assignment of all of the Benbow Preferred Stock to Guarantor, or its nominee, without recourse or representation, other than as to good title and the absence of liens or encumbrances.

     The Guarantor shall, as a condition to any consolidation or merger of the Guarantor with or into another corporation, or the sale of all or substantially all of the assets of the Guarantor to another corporation, execute and deliver such documents and take such actions (including without limitation obtaining the written consent of any corporation with which the Guarantor consolidates or merges or which purchases all or substantially all of the assets of the Guarantor) as may be reasonably necessary to effectuate the provisions of
Section 3(v) of the Exchange Agreement.

     The Guarantor waives: notice of acceptance hereof, presentment and protest of any instrument, and notice thereof; notice of default; all diligence in collection or protection or realization upon the obligations due to Adelphia from Buyer; and all other notices to which such Guarantor might otherwise be entitled.

     This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations of the Buyer to Adelphia is rescinded or must otherwise be restored or returned by Adelphia upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Buyer or the Guarantor, or upon or as a result of the appointment of a receiver or trustee or similar officer for the Buyer or the Guarantor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

     Guarantor shall pay all costs of collection of this Guaranty, including without limitation, reasonable attorneys' fees and expenses should this Guaranty be collected by or through an attorney-at-law.

     This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of California, shall be binding upon and shall inure to the benefit of their respective heirs, executors, administrators, successors and assigns.



                       [Intentionally Left Blank]

     This document shall be deemed to be executed under seal.

                                            Dated as of June 29, 1998

                                            THE GUARANTOR
Witnessed by:                               Arch Communications Group,Inc.


                                       By
                                      Name:
                                     Title:


                                            1800 West Park Drive, Suite 250
                                            Westboro, MA 01581


Acknowledged and Agreed:

Adelphia Communications Corporation         Witnessed by:



By
-----------------------------
  Name:
  Title:

------------------------------

------------------------------
(Address)



The Westlink Company II                     Witnessed by:



By
-----------------------------
    Name:
    Title:

c/o Arch Communications Group, Inc.
1800 West Park Drive, Suite 250
Westboro, MA 01581